Exhibit 10.5



VOID AFTER 5:00 P.M., CENTRAL TIME ON AUGUST 2, 2004            NO._____________


NEITHER THIS WARRANT NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. NEITHER THIS WARRANT NOR ANY SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                                             Right to Purchase 396,899 Shares of
                                                    Common Stock, $.01 par value
Date:  July 6, 2001

                                   THCG, INC.
                   AMENDED AND RESTATED STOCK PURCHASE WARRANT


            THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC, an Illinois limited liability company (the "Initial Holder," and together with any transferees as permitted under this Warrant, the "Holder"), or its registered assigns, is entitled to purchase from THCG, Inc., a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, 396,899 fully paid and non-assessable shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at an exercise price of $5.039 per share (the "Exercise Price"). This Warrant is being issued pursuant to that certain Agreement to Convert and Exchange dated July 6, 2001 by and between the Company and the Holder (the "Restructuring Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

            This Warrant is subject to the following terms, provisions, and conditions:

            1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7(f) hereof, this Warrant may be exercised as follows:

               (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 7(c) hereof), together with a completed exercise agreement in the form of the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices

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(or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer to the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or
(ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 10(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above. Notwithstanding anything in the foregoing which may be to the contrary, the effective date of any exercise shall be the date on which the Exercise Agreement is delivered to the Company, so long as this Warrant is delivered to the Company within three (3) business days after such date.

               (b) Issuance of Certificates. Subject to Section 1(c) hereof, certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

               (c) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

            2. Period of Exercise. This Warrant is exercisable at any time and from time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on August 2, 2004 (the "Exercise Period").

            3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

               (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances, except those placed thereon by the Holder or any person claiming rights by, through or under the Holder.

               (b) Reservation of Shares. On the Closing Date (as defined in the Restructuring Agreement) and thereafter, the Company shall at all times have authorized and

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

reserved for the purpose of issuance upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may at all times validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            4. Antidilution Provisions. Subject to Section 7(f), during the Exercise Period, the Exercise Price and the number of Warrant Shares issuable shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

               (a) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

               (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 4(a), the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               (c) Major Transactions. (i) If the Company shall with the approval of its Board of Directors consolidate or merge with or into any other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and its capital stock is unchanged in such transaction) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other shares of stock, securities or property, including cash, or there shall occur any other such reclassification or change of the outstanding shares of Common Stock, or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), then the holder of this

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

Warrant shall receive, in exchange for this Warrant (without payment of any exercise price hereunder), a number of shares of stock or securities or property (including cash) of the Company, or of the entity resulting from such Major Transaction, to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained, other than the Cap Amount) on the trading date immediately preceding the effective date of such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction (the "Major Transaction Consideration"), and the Company shall make lawful provision for the foregoing as a part of such Major Transaction.

(ii) No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which such holder of a Warrant would receive under this Section.

               (d) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than one percent (1%) of such Exercise Price.

               (e) Other Notices. In case at any time:

                   (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

                   (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                   (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                   (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution or subscription rights or for

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

determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution or subscription rights or to exchange their Common Stock for stock or other securities or property (including cash) deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

               (f) Definitions of Common Stock. For purposes of this Section 4, "Common Stock" includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(c) hereof, the stock or other securities or property provided for in such Section.

            5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

            6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            7. Transfer Exchange Redemption and Replacement of Warrant.

               (a) Restriction on Transfer. This Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form of the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 7(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

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

               (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 7(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender, up to the number so designated.

               (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may reasonably request.

               (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

               (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

               (f) No Five Percent Holders. Notwithstanding anything to the contrary contained herein, the Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.9% (the "Applicable Percentage") of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and Regulation 13D and G thereunder. For clarification, it is expressly a term of this Warrant that the limitations contained in this Section shall apply to each successor Holder. The holders of Common Stock of the Company shall be third-party beneficiaries of this Section 7(f) and the Company may not waive this Section 7(f) without the consent of holders of a majority of its Common Stock.

            8. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

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        If to the Company:
                                    THCG, INC.
                                    512 Seventh Avenue, 17th Floor
                                    New York, NY  10018
                                    Telecopy:  (212) 223-0161
                                    Attention:  Chief Financial Officer

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 8.

            9. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

            10. Miscellaneous.

               (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

               (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

               (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock. Notwithstanding anything in this Section 10(c) or elsewhere in this Warrant to the contrary, no Cashless Exercise may be made at any time at which a registration statement covering the sale by the Holder of all Warrant Shares to be received upon exercise hereof is effective and available for use by such Holder for such sale.


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            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.




                                     THCG, Inc.


                                     By:   /s/ Joseph D. Mark
                                        ----------------------------------------
                                     Name:  Joseph D. Mark
                                     Title: Chief Executive Officer


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

EXHIBIT 1 TO STOCK PURCHASE WARRANT

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

            The undersigned hereby irrevocably exercises the right to purchase ________________ of the shares of common stock of THCG, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant, pursuant to which the undersigned is surrendering the right to purchase ________ shares for an Exercise Price of $_____________, with the current Market Price being $_______________], all in accordance with the conditions and provisions of said Warrant.

                   (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

                   (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designees) at the address (or addresses) set forth below:

Date:_________________________           _______________________________________
                                         Signature of Holder

                                         _______________________________________
                                         Name of Holder (Print)


                                         Address:
                                         _______________________________________

                                         _______________________________________


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EXHIBIT 2 TO THE STOCK PURCHASE WARRANT

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

     Name of Assignee                 Address                      No. of Shares
     ----------------                 -------                      -------------




and hereby irrevocably constitutes and appoints as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.



Date:                               ,           ,
     -------------------------------  ----------

In the presence of

_____________________________


                           Name: ____________________________________________


                           Signature:________________________________________
                                     Title of Signing Officer or Agent (if any):

                                     Address:______________________________

                                             ______________________________

                                     Note:  The above signature should
                                            correspond exactly with the name
                                            on the face of the within
                                            Warrant.


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